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TABLE OF CONTENTS

1        DEFINITIONS AND INTERPRETATION                                        3

2        AMENDMENTS TO THE MASTER AGREEMENT                                    4

         2.1      Amendments to the Schedule to the Master Agreement for SMHL
                  Global Fund No. 6                                            4
         2.2      Amendments not to affect validity, rights, obligations       4
         2.3      Acknowledgment                                               4

3        GENERAL                                                               4

         3.1      Governing law and jurisdiction                               4
         3.2      Attorneys                                                    4
         3.3      Counterparts                                                 4

                                                                               2

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THIS AMENDING DEED

                  is made on                 2004 between the following parties:

                  1.      AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED ABN 11
                          005 357 522 of Level 12, 530 Collins Street,
                          Melbourne, Victoria
                          (PARTY A)

                  2.      PERPETUAL TRUSTEES AUSTRALIA LIMITED in its capacity
                          as trustee of the Trusts ABN 86 000 431 827 of Level
                          3, 39 Hunter Street, Sydney, New South Wales
                          (PARTY B)

                  3.      ME PORTFOLIO MANAGEMENT LIMITED in its capacity as
                          manager of the Trusts ABN 79 005 964 134 of Level 23,
                          360 Collins Street, Melbourne, Victoria
                          (PARTY C)

RECITALS

                  A.      Party B is a trustee of trusts known as Superannuation
                          Members' Home Loans Trusts (the TRUSTS) and Party C is
                          a manager of the Trusts.

                  B.      The parties entered into an ISDA Master Agreement
                          dated 24 April 2003 (including all schedules and
                          annexures) (MASTER AGREEMENT) in respect of the
                          Trusts.

                  C.      Section 9(b) of the Master Agreement permits the
                          parties to amend the Master Agreement (which includes
                          the Schedule) and the parties have complied with
                          Section 9(b) of the Master Agreement in respect of the
                          amendments to be effected by this deed.

                  D.      The parties wish to amend the Master Agreement in the
                          manner set out in this deed.

THIS DEED WITNESSES
                           that in consideration of, among other things, the
                           mutual promises contained in this deed, the parties
                           agree:

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1        DEFINITIONS AND INTERPRETATION

                  In this deed:

                  (a)     EFFECTIVE DATE means in relation to the amendments in
                          clause 2.1(a), the date on which the securitisation
                          fund known as "SMHL Global Fund No. 7" is established;
                          and

                  (b)     a word or phrase (except as otherwise provided)
                          defined in the Master Agreement has the same meaning
                          as in the Master Agreement.

                                                                               3

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2        AMENDMENTS TO THE MASTER AGREEMENT

         2.1      AMENDMENTS TO THE SCHEDULE TO THE MASTER AGREEMENT FOR SMHL
                  GLOBAL FUND NO. 7

                  (a)     In relation to SMHL Global Fund No. 7 only, the
                          Schedule to the Master Agreement is amended as shown
                          in Schedule 1 by:

                          (1) deleting the text which is struck through in
                              Schedule 1; and

                          (2) inserting the text which is underlined in
                              Schedule 1.

                  (b)     The amendments in clause 2.1(a) take effect in respect
                          of any Transaction entered into after the date of this
                          deed, unless the parties otherwise expressly agree.

                  (c)     The amendments to the Master Agreement in clause
                          2.1(a) take effect from the Effective Date.

         2.2      AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

                  (a)     An amendment to the Master Agreement does not affect
                          the validity or enforceability of the Master
                          Agreement.

                  (b)     Nothing in this deed:

                          (1) prejudices or adversely affects any right, power,
                              authority, discretion or remedy arising under the
                              Master Agreement before the date of this deed; or

                          (2) discharges, releases or otherwise affects any
                              liability or obligation arising under the Master
                              Agreement before the date of this deed.

         2.3      ACKNOWLEDGMENT

                  Each party acknowledges that this deed is issued in accordance with the Master Agreement.

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3        GENERAL

         3.1      GOVERNING LAW AND JURISDICTION

                  (a)     This deed is governed by the laws of New South Wales.

                  (b)     The parties irrevocably submit to the non-exclusive
                          jurisdiction of the courts of New South Wales.

         3.2      ATTORNEYS

                  Each of the Attorneys executing this deed states that the
                  attorney has no notice of the revocation of the power of
                  attorney appointing that attorney.

         3.3      COUNTERPARTS

                  (a)     This deed may be executed in any number of
                          counterparts.

                  (b)     All counterparts, taken together, constitute one
                          instrument.

                  (c)     A party may execute this deed by signing any
                          counterpart.

                                                                               4

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EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
by its attorney in the
presence of:

------------------------------------------------                 --------------------------------------------------

Witness                                                          Attorney

------------------------------------------------                 --------------------------------------------------

Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:

------------------------------------------------                 --------------------------------------------------

Witness                                                          Attorney

------------------------------------------------                 --------------------------------------------------

Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the
presence of:

------------------------------------------------                 --------------------------------------------------

Witness                                                          Attorney

------------------------------------------------                 --------------------------------------------------

Name (please print)                                              Name (please print)

                                                                               5

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SCHEDULE 1 - AMENDMENTS TO THE SCHEDULE TO THE MASTER AGREEMENT
(Clause 2.1)

                                                                               6

                                    SCHEDULE
                                     TO THE
            MASTER AGREEMENT (1992 ISDA MULTI-CURRENCY CROSS BORDER)
                                (THE "AGREEMENT")

                            DATED AS OF 24 APRIL 2003

                                     BETWEEN
 AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED ABN 11 005 357 522 ("PARTY A")
                                       AND

       PERPETUAL TRUSTEES AUSTRALIA LIMITED ("PARTY B") ABN 86 000 431 827
   In its capacity as trustee of various Origination Funds and Securitisation
                 Funds from time to time established under the
                   Master Trust Deed and nominated to Party A

                                       AND

         ME PORTFOLIO MANAGEMENT LIMITED ("PARTY C") ABN 79 005 964 134
   In its capacity as manager of various Origination Funds and Securitisation
                  Funds from time to time established under the
                   Master Trust Deed and nominated to Party A

PART 1.  TERMINATION PROVISIONS

(a) "SPECIFIED ENTITY" means in relation to Party A for the purposes of:

         Section 5(a)(v):    Nil
         Section 5(a)(vi):   Nil
         Section 5(a)(vii):  Nil
         Section 5(b)(iv):   Nil

         and in relation to Party B for the purposes of:

         Section 5(a)(v):    Nil
         Section 5(a)(vi):   Nil
         Section 5(a)(vii):  Nil
         Section 5(b)(iv):   Nil

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The following provisions of Section 5 will not apply to Party A or Party B:

       (i)    Section 5(a)(ii)       Section 5(a)(v)       Section 5(b)(iii)
              Section 5(a)(iii)      Section 5(a)(vi)      Section 5(b)(iv)
              Section 5(a)(iv)       Section 5(a)(viii)

       (ii)   Section 5(b)(ii) will not apply to Party A as the Affected Party
              (subject to Part 5.2(n)(iii) of this Schedule).

(d)      The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
         Insolvency Event (as defined in the Security Trust Deed) has occurred in respect of Party A (which will be the Defaulting Party) or Party B
         (which will be the Defaulting Party)".

                                                                               7

The occurrence of an Insolvency Event (as defined in the Security Trust Deed)
     in respect of Party B in its personal capacity will not constitute an Event of Default provided that within 30 Days of that occurrence, Party A, Party
     B and Party C are able to procure a novation of this Agreement and all
     Transactions to a third party in respect of which the Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Bonds, and Party A, Party B and Party C agree to execute such a novation agreement in standard ISDA form agreed between the parties.

(e)  "AUTOMATIC EARLY TERMINATION" - The provisions of Section 6(a) will not apply to Party A nor to Party B.

(f)  PAYMENTS ON EARLY TERMINATION - For the purpose of Section 6(e) of this
     Agreement: -

       (i)    Market Quotation will apply.

       (ii)   The Second Method will apply.

(g)  "TERMINATION CURRENCY" means Australian Dollars.

(h)  ADDITIONAL TERMINATION EVENT will apply. Each of the following shall constitute an Additional Termination Event:

       (i)    Party B becomes obliged to make a withholding or deduction in respect of any Bonds and the Bonds are redeemed as a result. For the purposes of this Termination Event, Party B is the Affected
              Party. Notwithstanding Section 6(b)(iv) of the Agreement, if this
              Termination Event occurs, Party B must, at the direction of the
              Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions;

       (ii)   Party A fails to comply with its obligations under Part 5.2(m).
              For the purposes of this Termination Event, Party A is the
              Affected Party. Notwithstanding Section 6(b)(iv) of the Agreement,
              if this Termination Event occurs, Party B must, at the direction of the Manager, give a notice designating an Early Termination
              Date in respect of this Agreement and all Transactions); and

       (iii)  An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the
              Security Trust Deed, the Bonds immediately due and payable. For the purposes of this Termination Event, Party B is the Affected
              Party.

(i)    TRANSFER TO AVOID TERMINATION EVENT. In section 6(b)(ii), after the words
       "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Bonds or Notes, if any)".

PART 2.  TAX REPRESENTATIONS

(a)    PAYER REPRESENTATIONS - For the purpose of Section 3(e), Party A and
       Party B each make the representation specified below:

       It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this agreement) to be made by it to the other party under this Agreement.
       In making this representation, it may rely on:

       (i)    the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement,

       (ii)   the satisfaction of the agreement of the other party contained in
              Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

       (iii)  the satisfaction of the agreement of the other party contained in
              Section 4(d) of this Agreement,

       PROVIDED that it shall not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

                                                                               8

(b)    PAYEE TAX REPRESENTATIONS - For the purpose of Section 3(f) of this
       Agreement:

       Party A and Party B represents that it is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

PART 3.  DOCUMENTS TO BE DELIVERED

For the purposes of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)    Tax forms, documents or certificates to be delivered are:

            PARTY REQUIRED TO              FORM/DOCUMENT/CERTIFICATE                DATE BY WHICH DOCUMENT
            DELIVER DOCUMENT                                                            TO BE DELIVERED

           Parties A & B          Any document or certificate reasonably          As soon as reasonably
                                  required or reasonably requested by a           practicable following a
                                  party in connection with its obligations        reasonable request by the
                                  to make a payment under this Agreement          other party.
                                  which would enable that party to make the
                                  payment free from any deduction or
                                  withholding for or on account of Tax or as
                                  would reduce the rate at which deduction
                                  or withholding for or on account of Tax is
                                  applied to that payment.

(b)    Other documents to be delivered are:

            PARTY REQUIRED TO              FORM/DOCUMENT/CERTIFICATE                DATE BY WHICH DOCUMENT
            DELIVER DOCUMENT                                                            TO BE DELIVERED

         Parties                  A, B and C A list of authorised signatories    At the execution of this Agreement
                                  for the party and evidence satisfactory in     and thereafter promptly upon any
                                  form and substance to the other party of the   change in authorised persons
                                  authority of the authorised signatories        or upon request.
                                  of the party to execute this Agreement and
                                  each Confirmation on behalf of the party.

         Party A                  A copy of the most recent annual report of     Upon reasonable request by
                                  the party containing consolidated financial    Party B or Party C.
                                  statements, certified by independent
                                  public accountants and prepared in
                                  accordance with accounting principles
                                  that are generally accepted in the country
                                  in which Party A is organised, and such
                                  other public information respecting its
                                  condition or operations, financial or
                                  otherwise, as the other party may reasonably
                                  request from time to time.

         Party C                  Copies of any reports or accounts relating      Upon reasonable request by
                                  to any relevant Origination Fund or             Party A subject to not being
                                  Securitisation Fund as are produced for         obliged to deliver any
                                  distribution  to Bondholders or Noteholders     document if to do so would
                                  or presentation to the Board of Directors       beach or infringe any law or
                                  of Party C and such other information in        legally binding obligation or
                                  Party C's control regarding the financial       restraint.
                                  condition and business operations of any
                                  relevant Origination Fund or Securitisation

                                                                               9

                                  Fund as Party A may reasonably require from
                                  time to time

         Party C                  A copy of the Master  Trust Deed  certified     The date of this Agreement.
                                  to  be  a  true  copy  by  two   authorised
                                  signatories of Party C.

         Party C                  A copy of any document amending or varying      Promptly upon any such document
                                  the terms of the Master Trust Deed              becoming effective in accordance
                                  certified to be a true copy by two              with its terms.
                                  authorised signatories of Party C.

         Party C                  A copy of the Relevant Security Trust Deed      5 Local Business Days prior
                                  and Information Memorandum relating to a        to the date of the first
                                  Securitisation Fund certified to be a true      Transaction made under this
                                  copy by two authorised signatories of           Agreement relating to that
                                  Party C.                                        Securitisation Fund.

Each of the foregoing documents is covered by the representation contained in
Section 3(d) of this Agreement.

                                                                              10

PART 4.  MISCELLANEOUS

(a)    ADDRESSES FOR NOTICES - For the purpose of Section 12(a) of this Agreement:-

(i)               Address for notices or communications to Party A -

                  Address :     Level 12, 530 Collins Street
                                Melbourne VIC  3000

                  Attention:    Manager, Derivatives Operations

                  Telex No:     AA151018    Answeback:        ANZAT
                  Telephone No: (03) 9273 1629
                  Fax No:       (03) 9273 1983
                  SWIFT Code:   ANZBAU3M

(ii)              Address for notices or communications to Party B:-

                  Address:      Level 7
                                39 Hunter Street,
                                Sydney NSW 2000

                  Attention:    Manager, Securitisation Services

                  Telephone:    (02) 9229 9000
                  Facsimile No: (02) 9221 7870

(iii)             Address for notices or communications to Party C:-

                  Address:      Level 23
                                360 Collins Street
                                Melbourne, Victoria 3000

                  Attention:    Settlements Officer

                  Telephone:    (03) 9605 6200
                  Facsimile No. (613) 9605 6228

(b)    PROCESS AGENT - For the purpose of Section 13(c) of this Agreement:-

         Party A: Not Applicable
         Party B: Not applicable
         Party C: Not applicable

(c)    OFFICES - The provisions of Section 10(a) to this Agreement will not apply to this Agreement.

(d)    MULTIBRANCH PARTY - For the purposes of Section 10(c) of this Agreement:-

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)    CALCULATION AGENT - The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)    CREDIT SUPPORT DOCUMENT - Details of any Credit Support Document:

       (i) In relation to PARTY A: nil

                                                                              11

       (ii) In relation to PARTY B and each Securitisation Fund: the Relevant
            Security Trust Deed relating to that Securitisation Fund (as the case may be)

(g)    CREDIT SUPPORT PROVIDER - Credit Support Provider means:

       (i) In relation to PARTY A: nil

       (ii) In relation to PARTY B: nil.

(h)    GOVERNING LAW - This Agreement will be governed by, and construed in accordance with the laws in force in the State of New South Wales and each party submits to the non-exclusive jurisdiction of the courts of that State without reference to choice of law doctrine. The provisions of
       Section 13(b) will apply (mutatis mutandis) to this choice of governing law and submission of jurisdiction.

(i)    NETTING OF PAYMENTS.

       Subparagraph (ii) of Section 2(c) of this Agreement will not apply to the following Transactions or group of Transactions (in each case starting from the date of this Agreement).

       All Transactions being of the same type.

(J)    "AFFILIATE" will have the meaning specified in Section 14 of this
       Agreement. However, for the purpose of Section 3(c) each of Party A,
       Party B and Party C are deemed not to have any Affiliates.

(k)    An additional Section 3(g) is inserted as follows:

         "(g)   RELATIONSHIP BETWEEN PARTIES. Subject to Section 3(i), each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                 (1)     Non-Reliance. It is acting for its own account, and it
                         has made its own independent decisions to enter into
                         that Transaction and as to whether that Transaction is
                         appropriate or proper for it based upon its own
                         judgment and upon advice from such advisers as it has
                         deemed necessary. It is not relying on any
                         communication (written or oral) of the other party as
                         investment advice or as a recommendation to enter into
                         that Transaction, it being understood that information
                         and explanations related to the terms and conditions of
                         a Transaction will not be considered investment advice
                         or a recommendation to enter into that Transaction. No
                         communication (written or oral) received from the other
                         party will be deemed to be an assurance or guarantee as
                         to the expected results of that Transaction.

                 (2)     Assessment and Understanding. It is capable of
                         assessing the merits of and understanding (on its own
                         behalf or through independent professional advice), and
                         understands and accepts, the terms, conditions and
                         risks of that Transaction. It is also capable of
                         assuming, and assumes, the risks of that Transaction.

                 (3)     Status of Parties. The other party is not acting as a
                         fiduciary for or an adviser to it in respect of that
                         Transaction."

PART 5.  OTHER PROVISIONS

5.1    MODIFICATIONS TO THE AGREEMENT

(a)    SINGLE AGREEMENT: Section 1(c) is replaced with:

       "All Transactions are entered into in reliance on the fact that this
       Master Agreement and all Transactions (as evidenced by their
       Confirmations) form a single contract (collectively referred to as this
       "Agreement") and the parties would not otherwise enter into any
       Transactions. The entering into of each Transaction takes effect as an amendment to this Agreement (but no such amendment is effective to defeat or prejudice the operation of Section 15)."

                                                                              12

(b) PAYMENTS: In Section 2:

       (i) In Section 2(a)(i) add the following sentence:

              "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party".

       (ii)   In Section 2(a)(ii) insert immediately after the words "freely transferable funds" the following words:

              ", free of any set-off, counterclaim, deduction or withholding
              (except as expressly provided in this Agreement)".

       (iii)  Insert new paragraphs (iv) and (v) in Section 2(a) immediately after Section 2(a)(iii) as follows:

              "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has
                    satisfied all its payment and delivery obligations under
                    Section 2(a)(i) and has no future payment or delivery
                    obligations, whether absolute or contingent under Section
                    2(a)(i).

              (v)   Where:

                    (1)  payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to
                         Party A (the "PARTY B PAYMENT") on the same day; and

                    (2)  the Relevant Security Trust Deed applicable to Party
                         B's obligations and entitlement referred to in Section
                         2(a)(v)(1) has become, and remains at that time,
                         enforceable,

                    then Party A's obligation to make the Party A Payment to
                    Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                    (3)  the Party B Payment; or

                    (4)  confirmation from Party B's bank that it holds
                         irrevocable instructions to effect payment of the Party
                         B payment and that funds are available to make that
                         payment".

       (iv)   Add the following new sentence to Section 2(b):

              "Each new account so designated must be in the same tax
              jurisdiction as the original account."

       (v)    Delete Section 2(d)(i)(4) and Section 2(d)(ii).

(c)    Section 3(a)(v) of this Agreement is modified by adding in the fourth line thereof the words "including without limitation in the case of
       Party A being an authorised deposit taking institution authorised to carry on banking business in the Commonwealth of Australia, Subsection
       13A(3) of the Banking Act 1959 (Cth) and Section 86 of the Reserve Bank
       Act 1959 (Cth) or any amending or replacement legislation as may be in effect" after the word "generally".

(d)    ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

         "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over or given any charge over any of its rights under this Agreement or any Transaction (other than, in respect of Party B, the Origination Funds or
              Securitisation Funds created pursuant to the Master Trust Deed and the charge given pursuant to the Relevant Security Trust Deed).

         (h)  CONTRACTING AS PRINCIPAL. Subject to Section 15, each Transaction has been entered into by that party:

                  (i)  in the case of Party A, as principal and not otherwise;
and

                  (ii) in the case of Party B, in its capacity as trustee of the Relevant Securitisation Fund and not otherwise.

                                                                              13

          (i) EXPERTISE:

              (i)   In the case of Party A, it has sufficient knowledge and
                    expertise to enter into each Transaction and is relying on its own judgement and not on the advice of Party B.

              (ii)  In the case of Party B, it relies on the knowledge,
                    expertise and judgement of Party C in entering into each
                    Transaction and does not rely on the advice of Party A."

(e) ADDITIONAL COVENANT: In Section 4 add a new paragraph as follows:

         "(f) CONTRACTING AS PRINCIPAL. Subject to Section 15, Party A will enter into all Transactions as principal and not otherwise and
              Party B will enter into each Transaction in its capacity as trustee of an Origination Fund or Securitisation Fund constituted under the Master Trust Deed and not otherwise."

(f) EVENT OF DEFAULT: Delete Section 5(a)(i) and insert instead:

         "(i) FAILURE TO PAY OR DELIVER: Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i)
              or 2(e) required to be made by it if such failure is not remedied:

              (1) in respect of any Relevant Securitisation Fund which has "SMHL
                  Global" included in its name, at or before 10.00am on the
                  tenth Local Business Day after notice of such failure is given to the party;

              (2) in respect of the Relevant Securitisation Fund (other than a
                  Relevant Securitisation Fund which has "SMHL Global" included in its name), at or before 10.00am on the fifth Local Business
                  Day after notice of such failure is given to the party;"

(g) EARLY TERMINATION: In Section 6:

         (i) Add the following sentence at the end of the first paragraph of
             Section 6(b)(ii):

              "However, if Party B is the Affected Party, then Party B will only be obliged to make such efforts to effect a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds available for such application in accordance with the provisions of the Master Trust Deed".

         (ii) Add the following sentence at the end of the second paragraph of
              Section 6(b)(ii):

              "so long as the transfer in respect of that Transaction would not lead to a rating downgrade, or rating withdrawal, of any rated debt of Party B that is secured under the Security Trust Deed.
              However, if Party A is that other party it must, if so requested by Party B, use reasonable efforts to make such a transfer to an
              Affiliate (as that expression is defined in Section 14) at the expense of Party B in its capacity as trustee of the relevant
              Origination Fund and the Relevant Securitisation Fund (as the case may be) and such expense will be an expense of the relevant
              Origination Fund and the Relevant Securitisation Fund (as the case may be).";

        (iii) Add the following sentence at the end of the last paragraph of
              Section 6(b)(ii):

              "However, consent may be withheld if the other party considers that its credit exposure to the transferor would be adversely affected by the transfer."

(h) Delete the last sentence of the first paragraph in Section 6(e).

(i) TRANSFER: Section 7 is deleted and replaced with the following:

         "    TRANSFER

              (a)   Neither the interests nor obligations of either party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise and whether by way of security or otherwise), charged or the subject of any trust or other fiduciary
                    obligation (other than, in respect of Party B, the trusts
                    and fiduciary

                                                                              14

                    obligations created pursuant to the Master Trust Deed and
                    any charge created by the Relevant Security Trust Deed). Any action by a party which purports to do any of these things is void.

              (b)   Nothing in this Section 7:

                    (i)  restricts the parties agreeing to a novation of the
                         interests and obligations of a party in or under this
                         Agreement (including any Transaction) including, but
                         not limited to, for the purposes of giving effect to a
                         transfer under section 6(b)(ii);

                    (ii) restricts a transfer by a party or any part of its
                         interest in any amount payable to it from a Defaulting
                         Party under Section 6(e);

                   (iii) restricts a transfer by a party after the other party has agreed to the variation of this Agreement to the
                         extent necessary to permit such transfer; or

                    (iv) restricts a transfer by a Security Trustee pursuant to the exercise of its powers under a Relevant Security
                         Trust Deed.

         (c)  Unless otherwise agreed by the parties, Standard & Poor's Ratings
              Group and Moody's Investors Service, any transfer or assignment pursuant to this Section 7 must be made to an entity of which both of these rating agencies have confirmed will not result in a reduction or withdrawal of the then rating for any outstanding
              Bonds or Notes (as the case may be) by each of those rating agencies.

         (d)  Each party acknowledges that the other party enters into this
              Agreement and each Transaction on the basis that this Section 7 must be strictly observed and is fundamental to the terms of this
              Agreement (including each Transaction)."

(j) MISCELLANEOUS: In Section 9(b):

         (i) the first word "No" is replaced with:

              "Except to the extent that the entering into of each Transaction takes effect as an amendment to this Agreement (in the manner and subject to the qualification referred to in Section 1(c), as varied by this Schedule), no"; and

         (ii) add at the end of Section 9(b):

              "Any amendment made under this Section 9(b) may only be made after
              Standard & Poor's Ratings Group and Moody's Investors Service have confirmed in writing that such proposed amendment will not result in a reduction or withdrawal of the then rating of any outstanding
              Bonds or Notes (as the case may be) by each of those rating agencies."

(k) NOTICES:  In Section 12 delete paragraph (iii) of Section 12(a) and insert instead:

              "(iii) if sent by facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this
              Section unless the recipient notifies the sender within one
              Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;".

(l) DEFINITIONS: In Section 14:

         (i) Section 14 is renumbered as Section 14(a)

         (ii) Delete the definition "Affected Transactions" and insert the following:

              "AFFECTED TRANSACTIONS" means all Transactions.

                                                                              15

        (iii) insert the following new definitions:

              "INFORMATION MEMORANDUM" means the Information Memorandum prepared by Party C in relation to a Securitisation Fund.

              "MASTER TRUST DEED" means a Master Trust Deed dated 4 July 1994
              (as amended and restated) made between Party C (formerly called
              Superannuation Members' Home Loans Limited) as manager and Party B as trustee, pursuant to which the trust funds, collectively known as the "Superannuation Members' Home Loans Trusts" are
              constituted.

              "ORIGINATION FUND" means an origination fund established under the
              Master Trust Deed.

              "RELEVANT SECURITY TRUST DEED" means the relevant security trust deed created by Party B, in its capacity as trustee of the
              Relevant Securitisation Fund, granting security over the assets of that fund to secure the obligations of Party B as trustee of the relevant Securitisation Fund.
              "RELEVANT SECURITISATION FUND" means, in relation to a
              Transaction, the Securitisation Fund specified in the Confirmation relating to that Transaction.

              "SECURITISATION FUNDS" means a securitisation fund created under the Master Trust Deed from time to time listed in Annexure 1 to this Agreement as varied by the parties from to time in writing, and "SECURITISATION FUND" means any of them.

              "SUPPLEMENTARY BOND TERMS NOTICE" has the meaning given to it in the Master Trust Deed.

              "WILFUL DEFAULT" in relation to Party B means a wilful default of the Master Trust Deed or the Relevant Security Trust Deed (as the
              case may be) by Party B:

              (i) other than a default which:

                  (A) arises out of a breach of a Transaction Document by a
                      person other than Party B;

                  (B) arises because some other act or omission is a
                      precondition to the relevant act or omission of Party B,
                      and that other act or omission does not occur;

                  (C) is in accordance with a lawful court order or direction or is required by law; or

                  (D) is in accordance with an instruction or direction given to it by any person in circumstances where that person is
                      authorised to do so by any Transaction Document; and

             (ii) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any)
                  incurred in complying with the Master Trust Deed or the
                  Relevant Security Trust Deed (as the case may be) from the
                  Fund.

              A reference to the "fraud", "negligence" or Wilful Default of
              Party B means the fraud, negligence or Wilful Default of Party B and of its officers or employees, but not of its agents or delegates, unless Party B is liable for the acts or omissions of such other person under the terms of the Master Trust Deed or the
              Relevant Security Trust Deed (as the case may be).

         (iv) Insert the following new Section 14(b) after Section 14(a);

              "(b)  Unless otherwise defined herein, terms defined in the Master
                    Trust Deed and the Relevant Security Trust Deed (as the case may be) have the same meaning where used in this Agreement provided that in the event of any inconsistency those in the
                    Relevant Security Trust Deed shall prevail."

(m)      DEFINED TERMS

         (i)  Each of the following expressions has the meaning given to them in the Supplementary Bond Terms Notice:

                                                                              16

              "INVESTED AMOUNT"
              "NOTES"
              "NOTEHOLDER"
              "NOTE TRUSTEE"
         (ii) Where in this Agreement a word or expression is defined by reference to another Transaction Document or there is a reference to another Transaction Document or to a provision of another
              Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by all parties to this Agreement.

(n) MASTER TRUST DEED AND RELEVANT SECURITY TRUST DEED:

    Party B and Party C acknowledge and agree that:

          (a)  this Agreement and all Transactions under it constitute Secured
               Documents under each Relevant Security Trust Deed; and

          (b)  Party A is a Secured Creditor under each Relevant Security Trust
               Deed; and

          (c)  Party B's obligations under this Agreement and each Transaction under it constitute Secured Moneys under each Relevant Security
               Trust Deed; and

          (d)  this Agreement is an "Interest Hedge" and a "Transaction
               Document" and Party A is an "Interest Hedge Provider" in respect of the Relevant Securitisation Fund.

(o) Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into and at all times until the termination of this Agreement) that:

          (i)  TRUST VALIDLY CREATED. Each Origination Fund and Securitisation
               Fund (as the case may be) will and has been validly created and is in existence at the time a Transaction is entered into in relation to that Origination Fund or Securitisation Fund (as the case may be).

          (ii) SOLE TRUSTEE. Party B has been validly appointed as trustee and is presently the sole trustee of each Origination Fund and
               Securitisation Fund (as the case may be).

         (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of each Origination Fund or Securitisation Fund (as the case may
               be).

          (iv) POWER. Party B has power under the Master Trust Deed to enter into this Agreement and each Relevant Security Trust Deed in its capacity as trustee of each Origination Fund and Securitisation
               Fund (as the case may be).

          (v)  GOOD TITLE. Party B is the legal owner of the assets of the
               Securitisation Fund and has the power under the Master Trust Deed to mortgage or charge them in the manner provided in the Security
               Trust Deed and those assets are free from all other prior
               encumbrances save for the Prior Interest.

(p) TRUSTEE PROVISIONS: Insert the following new Section 15 after Section 14:

    "15  CAPACITY OF PARTY B AND SEGREGATION OF FUNDS

          (a)  Party B enters into this agreement only in its capacity as trustee of each relevant Fund established under the Master Trust
               Deed from time to time and in no other capacity. A liability arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the assets of the Fund out of which
               Party B is actually indemnified for the liability. This
               limitation of Party B's liability applies despite any other provision of this Agreement (except as noted in this Section 15)
               and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct,
               omission, agreement or transaction related to this Agreement.

          (b)  The parties other than Party B may not sue Party B (in respect of liabilities incurred by Party B in its capacity as trustee of the relevant Fund) in any capacity other than as trustee of the relevant Fund or seek the appointment of a receiver (except in relation to the assets of the Fund), a liquidator, an
               administrator or any similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party
               B (except in relation to the assets of the Fund).

                                                                              17

          (c)  The provisions of this Section 15 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Trust Deed or by operation of law there is a reduction in the extent of Party B's indemnification out of the assets of the relevant Fund, as a result of Party B's fraud, negligence or Wilful Default.

          (d)  It is acknowledged that Party C is responsible under the Master
               Trust Deed for performing a variety of obligations relating to the Funds, including under this Agreement. No act or omission of
               Party B (including any related failure to satisfy its obligations or breach of representation or warranty under this Agreement)
               will be considered fraud, negligence or Wilful Default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by Party C or any other person to fulfil its obligations relating to the Funds or by any other act or omission of Party C or any other person".

          (e)  Party B is not obliged to do or refrain from doing anything under this Agreement (including incurring any liability) unless Party
               B's liability is limited in the same manner as set out in
               paragraphs (a) to (c) of this Section 15.

          (f)  Without limiting the generality of Sections 15(a) to (e)
               inclusive, the provisions of this Agreement shall have effect severally in respect of each Fund and shall be enforceable by or against Party B in its capacity as trustee of each such Fund as though a separate Agreement applied between Party A and Party B for each of Party B's said several capacities, to the intent that
               (inter alia):

               (i)  unless the context indicates a contrary intention, each reference to "Party B" in this Agreement shall be construed as a several reference to Party B in its respective
                    capacities as trustee of each Fund;

               (ii) this Agreement together with each Confirmation relating to a particular Fund will form a single separate agreement
                    between Party A, Party C in its capacity as manager of that
                    Fund and Party B in its capacity as trustee of that Fund and references to the respective obligations (including
                    references to payment obligations generally and in the
                    context of provisions for the netting of payments and the
                    calculation of amounts due on early termination) of Party A and Party B shall be construed accordingly as a several
                    reference to each mutual set of obligations arising under
                    each such separate agreement between Party A and Party B in its several capacities as trustee of each Fund and Party C in its several capacities as Manager of each Fund;

              (iii) representations made and agreements entered by the parties under this Agreement are made and entered in the case of
                    Party B severally by Party B in its respective capacities as trustee of each Fund and, in the case of Party C, made and entered severally by Party C in its respective capacities as manager of each Fund and may be enforced by Party B or Party
                    C (as the case requires) against Party A severally in Party
                    B's or Party C's (as the case requires) said several
                    capacities;

               (iv) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against
                    Party B severally in Party B's respective capacities as
                    trustee of each Fund, and against Party C severally in Party
                    C's respective capacities as manager of each Fund and only accrue to Party B against Party A severally in Party B's
                    said several capacities and only accrue to Party C against
                    Party A severally in Party C's said several capacities; and

               (v)  without limiting Section 15(f)(iv), the occurrence of an
                    Event of Default or Termination Event in respect of one Fund shall not in itself constitute an Event of Default or
                    Termination Event in respect of any other Fund.

          (g)  No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of
               Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or Wilful Default of Party B for the purpose of paragraph (c) of this Section 15.

                                                                              18

          (h)  Subject to the provisions related to deemed receipt of notices and other communications under this Agreement, Party B will only be considered to have knowledge or awareness of, or notice of, any thing, or grounds to believe any thing, by virtue of the officers of Party B having day to day responsibility for the administration or management of Party B's obligations in relation to EACH RELEVANT Fund having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of
               Default or other default (howsoever described) means notice, knowledge or awareness of the occurrence of the events or
               circumstances constituting that Event of Default or other default
               (as the case may be).

          (i)  In this Agreement, except where expressly provided to the contrary:

               (i)  a reference to Party B is a reference to Party B in its capacity as trustee of each relevant Fund only, and in no
                    other capacity; and

               (ii) a reference to the undertaking, assets, business, money or any other thing of or in relation to Party B is a reference to such undertaking, assets, business, money or other thing of or in relation to Party B only in its capacity as trustee of each relevant Fund only, and in no other capacity.

          (j)  The provisions of this Section 15:

               (i)  are paramount and apply regardless of any other provision of this Agreement or any other instrument, even a provision
                    which seeks to apply regardless of any other provision;

               (ii) survive and enure beyond any termination of this Agreement for any reason; and

              (iii) are not severable from this Agreement.."

(q)  THIRD PARTY PAYMENT INSTRUCTIONS. In Section 12(a) in the second line add after "messaging system":

     "and each party agrees that it will not make any payment under or in connection with this Agreement to an entity other than the other party to this Agreement or its nominee or at its discretion".

(r)  FRAUD AND SECURITY

         (i) Each party is responsible for the accuracy and authorisation of all its instructions.

        (ii) ANY CREDIT LIMIT, IN RESPECT OF A PARTY ("PARTY X") IS IMPOSED
             FOR THE OTHER PEARTY'S ("PARTY Y") BENEFIT. PARTY X MUST NOT RELY
             UPON IT AS A SECURITY FEATURE. PARTY Y MAY, IN ITS ABSOLUTE
             DISCRETION, PROCESS, OR DECLINE TO PROCESS, A REQUEST FOR A
             TRANSACTION(S) IN EXCESS OF THE CREDIT LIMIT, WITHOUT FURTHER
             REFERENCE TO PARTY X. PARTY Y MAY, IN ITS ABSOLUTE DISCRETION,
             DISAPPROVE A REQUEST FOR A TRANSACTION(S) IN EXCESS OF THE CREDIT
             LIMIT DESPITE PARTY Y HAVING PREVIOUSLY APPROVED A REQUEST FOR A
             TRANSACTION(S) IN EXCESS OF THE CREDIT LIMIT.

       (iii) Nothing in this clause allows a party to terminate a previously agreed Transaction.

5.2  ADDITIONAL PROVISIONS

(a)  ISDA DEFINITIONS. the 2000 ISDA (the "ISDA Definitions"), as published by the International Swap and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions, shall have the meaning set forth therein.

(b)  Deleted

(c)  ROLE OF PARTY C:

     Party C:

                                                                              19

       (i)    may on behalf of Party B arrange, enter into, and monitor
              Transactions and novations of Transactions, execute Confirmations, and exercise all other rights and powers of Party B hereunder;

       (ii)   without limiting the generality of the foregoing, Party C, will issue, and receive, Confirmations, certificates and other
              communications to or by Party A hereunder;

       (iii)  must provide copies of all Confirmations and notices given under the Master Novation Annex to Party B promptly upon receipt of such
              Confirmations and notices from Party A; and

       (iv)   must provide to Party B, at the same time as the notice of the details of the loan pool allocation is provided to Party B, a notice of the details of any proposed Transaction or novation of
              Transaction.

       A failure of Party C to give notice to Party B under the above provisions will not of itself affect the validity of any Transaction or novation of
       Transaction. For the avoidance of doubt, a Transaction or novation of
       Transaction effected by Party C on behalf of Party B as contemplated under this Agreement is binding on each of Party A, Party B and Party C.

(d)    PROCEDURES FOR ENTERING INTO TRANSACTIONS.

       (i)    CONFIRMATION OF TRANSACTIONS. Transactions shall be created at the moment that the parties agree sufficient particulars for
              completion of a Confirmation. With respect to each Transaction entered into pursuant to this Agreement between Party A and Party
              B, Party A shall, on or promptly after the relevant Trade Date, send to Party B care of Party C a Confirmation confirming that
              Transaction and Party C shall on behalf of Party B promptly then confirm the accuracy of or request the correction of such
              Confirmation. Party C shall send to Party B a copy of such
              Confirmation.

       (ii)   SPECIFICATION OF FUND. Each Confirmation regarding a Transaction must specify the name of the Origination Fund or Securitisation
              Fund (as the case may be) to which the Transaction relates.

(e)    INCONSISTENCY. In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern; (i) a Confirmation; (ii) this Agreement; and (iii) the ISDA
       Definitions.

(f)    FURTHER ASSURANCES: Each party shall, upon request by the other party
       (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each
       Transaction or other dealing which occurs under or is contemplated by it.

(g)    Deleted

(h)    Any reference to a:

       (i)    "Swap Transaction" in the 1991 Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this
              Agreement or any Confirmation; and

       (ii)   "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purposes of interpreting the 1991 ISDA Definitions.

(i)    CONSENT TO RECORDING.

       Each Party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction and (ii)
       agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(j)    CONSENT TO INFORMATION DISCLOSURE.

       Each party hereby consents to the communication and disclosure of all information in respect of this Agreement, the Transactions and all matters incidental hereto and thereto by the other party to (i) any other branches of the

                                                                              20

       other party; and (2) all government and regulatory authorities as and when required by such government and regulatory authorities.

(k)    MASTER NOVATION ANNEX.

       From time to time Party C (on behalf of Party B), after notifying Party B of the proposed novation, may require the novation of one or more
       Transactions or a proportion of one or more Transactions from an
       Origination Fund or a Securitisation Fund to an Origination Fund or a
       Securitisation Fund. Each such novation will be governed by the Master
       Novation Annex annexed to this Agreement unless otherwise agreed by Party
       A, Party B and Party C.

(l)    CONSOLIDATION OF TRANSACTIONS

         (i)      From time to time Party C (on behalf of Party B) may, in
                  respect of a Securitisation Fund, request more than one
                  Transaction to be consolidated into one Transaction by
                  notifying Party A of the Transactions to be consolidated and
                  Party A will issue a replacement Confirmation for that one consolidated Transaction in substitution for the original
                  Confirmation for the Transaction.

         (ii)     Each such consolidation will be on such terms and conditions as agreed by Party A, Party B and Party C.

         (iii)    Party B and Party C agree to provide Party A with such
                  financial and other information in relation to the
                  consolidation as Party A reasonably requires.

  (m)           RATINGS DOWNGRADE:

       (a)      Downgrade of Party A

                For the purpose of this clause, "Rating Agency" means any one of the following:

                o Standard & Poor's ("S&P"); or

                o Moody's

         If as a result of the withdrawal or downgrade of its credit rating by a
         Rating Agency, Party A does not have any of the following:

                o Short term credit rating of at least A-1 by S&P; and

                o Short term credit rating of at least P-1 or a long term credit rating of at least A2 by Moody's,

         Party A shall within 30 Days of receipt by Party A of notification of such downgrade, at its cost alone:

         (i)    novate all its rights and obligations under this Agreement to a replacement counterparty which holds:

                o Short term credit rating of at least A-1 by S&P; and

                o Short term credit rating of at least P-1 or a long term credit rating of at least A2 by Moody's, or

         (ii)   procure a third party, which holds:

                o Short term credit rating of at least A-1 by S&P; and

                o Short term credit rating of at least P-1 or a long term credit rating of at least A2 by Moody's,

                to guarantee Party A's obligations under this Agreement; or

         (iii)  put into place such other arrangement (as agreed by the parties from time to time) in respect of which each of the Rating
                Agencies issues a Rating Affirmation.

                                                                              21

                           For the purposes of this clause, "RATING AFFIRMATION"
                           means in respect of anything done or to be done under
                           this Agreement or any related Agreement, an
                           affirmation from the Rating Agency that the doing of
                           that thing will not adversely impact on the rating of
                           any Bonds (a letter or other communication from the
                           Rating Agency to that effect being conclusive
                           evidence of its contents for all purposes of this
                           Agreement or any related agreement),

                  provided that, in the event that none of the events set out in sub-clauses (i), (ii) or (iii) above occur within 30 Days of receipt by Party A of notification of such downgrade, Party A will, on the 31st Day after such notification execute and
                  deliver to Party B a mark-to-market collateral agreement based on an amount equal to the greater of the following:

                           1.   the requirements set out in S&P's criteria as it
                                relates to Interest Rate Swaps (as amended from
                                time to time) ("MTM AGREEMENT") which will
                                include the Volatility Buffer set out in
                                sub-clause (b) below; or

                           2.   for any Business Day, the swap collateral amount
                                in respect of a Transaction ("SWAP COLLATERAL
                                AMOUNT") calculated by Party A in accordance
                                with sub-paragraphs (i) -(vi) below.

                                (i)  A repricing profile of the loans to which
                                     the Transaction relates will be run as at
                                     the close of business on the previous
                                     Business Day.

                               (ii)  The repricing duration (weighted average
                                     repricing term) of the profile will be
                                     calculated using a 5% constant prepayment
                                     rate and the spot mid-market zero coupon
                                     yield curve, which is derived from the
                                     average of the four major banks' mid-market
                                     inter bank swap curves.

                              (iii)  The implied volatility for the term derived
                                     in (ii) above will be calculated using the
                                     Sydney Futures Exchange futures strip.

                               (iv)  The forward one week mid-market zero curve
                                     plus 5 basis points will be derived.

                                (v)  A 99% degree of confidence will be applied
                                     to the zero curve derived in (iv) above
                                     (i.e. 2.33 x volatility)

                               (vi)  The profile run under (i) above will be
                                     marked-to-market using the curve described
                                     in (v) above.

                               If the market value of the outcome of step (vi)
                               is greater than the Notional Amount of the
                               Transaction, then the difference will be the Swap
                               Collateral Amount. Step (vi) will be repeated on
                               a weekly basis in accordance with sub-clause (c)
                               (iii) below; or

                           3.  the amount of collateral required to be provided
                               under any other agreement agreed to by the
                               parties to this Agreement, under which Party A is
                               required to provide collateral (consisting of
                               cash in an agreed currency or Securities (as
                               defined below and as discounted by a rate agreed
                               with each of the Rating Agencies for the purpose
                               of determining the amount of collateral the
                               Security represents) ("COLLATERAL") (to be used
                               by Party B solely for the purpose of discharging
                               Party A's obligations under the relevant
                               Transaction),

                           provided that the Rating Agency confirms in writing
                           that the execution and delivery of such agreement
                           will not result in an Adverse Rating Effect.

                  For the purpose of this clause, "SECURITIES" means any of the following instruments provided they are denominated in
                  Australian dollars and held in the name of downgraded party
                  (Party A):

                           (i)  any stock, bond, note, debenture, treasury bill,
                                other security, deposit or loan secured or
                                guaranteed by the Commonwealth of Australia or
                                any State or Territory of the Commonwealth of
                                Australia; or

                                                                              22

                           (ii) deposits with or bills of exchange, promissory
                                notes or other negotiable instruments issued,
                                accepted, drawn or endorsed by any entity
                                having:

                                o  an S&P rating of AAA or A-1+; and

                                o  Moody's rating  of Aaa or P-1;

                                at the time of acquisition by Party A; or

                          (iii) such other instruments as agreed by each Ratings
                                Agency.

(b) Volatility Buffer

         Volatility Buffer means the relevant percentage of the Notional Amount of the relevant Transaction calculated from the following table:

                                               VOLATILITY BUFFER (%)

        ---------------------------------------------------------------------------------------------------------------
          PARTY A'S              TRANSACTIONS WITH          TRANSACTIONS WITH        TRANSACTIONS WITH MATURITIES OF
           RATING              MATURITIES OF UP TO 5    MATURITIES OF MORE THAN 5            MORE THAN 10 YRS
                                         YRS               YRS AND UP TO 10 YRS

        ---------------------------------------------------------------------------------------------------------------
                A-1                     1.5                       3.15                             6.0
        ---------------------------------------------------------------------------------------------------------------

(c) MTM Agreement.

         Where Party A and Party B enter into a MTM Agreement under this Part
         5.2(c), that MTM Agreement must include the following provisions:

         (i)   if the aggregate value of the Collateral already provided by
               Party A under the MTM Agreement is less than the amount that
               Party A is required to maintain under the MTM Agreement, Party A must provide additional Collateral to the Collateral Account
               (defined below) equal to the amount of the shortfall. Party A must provide any such additional Collateral as soon as payment is possible, but in any case, within three Local Business Days of receipt of a demand from Party B;

         (ii)  if the aggregate value of the Collateral already provided by
               Party A under the MTM Agreement exceeds the amount that Party A is required to maintain under the MTM Agreement, Party B must refund any such excess collateral to Party A as provided by paragraph (f) within three Local Business Days of a notice from
               Party A;

         (iii) Party A, in its capacity as Calculation Agent, will determine whether the amount of Collateral already lodged by Party A is less than or exceeds the amount of collateral that Party A is required to maintain under the MTM Agreement. Party A will make these determinations on a weekly basis on the last Local Business
               Day of each week and will notify Party B of its determinations by
               5:00pm (Sydney time) on the next following Local Business Day.

    (d)  Novation.

         If Party A novates its rights and obligations to a replacement counterparty pursuant to paragraph (a)(i) above, Party B (at the direction of Party C) and each other party will do all things reasonably necessary, at the cost of Party A, to effect the novation.

    (e) Conditions for maintaining Collateral.

         Any Collateral provided by Party A pursuant to paragraph (a) above must be deposited or delivered (whichever is appropriate) into a bank account with a bank having a short-term credit rating of P-1, a short term credit rating of A-1 (S&P) , in the name of Party B (bearing interest at a commercial rate) which must be an account which is separate from the Issuer Account (any such account the "COLLATERAL
         ACCOUNT"). If the Collateral is paid or delivered into the Collateral
         Account, then no other moneys are to be paid or delivered into such account (other than interest pursuant to paragraph (f)).

    (f) Application of amount of Collateral.

                                                                              23

         Party B may only make withdrawals from any Collateral Account described in paragraph (e) above if directed to do so by the Trust Manager and then only for the purpose of:

         (i)   refunding to Party A any excess in the amount of any Collateral deposited to the Collateral Account over the amount Party A is required to maintain under any collateral agreement entered into in accordance with paragraph (a);

         (ii)  withdrawing any amount which has been incorrectly deposited in to the Collateral Account or any other account as part of the
               Collateral;

        (iii)  paying bank accounts debit tax or other equivalent Taxes payable in respect of the Collateral; or

         (iv)  funding the amount of any payment due to be made by Party A under the Agreement following the failure by Party A to make that payment and the expiry of any grace period which Party A is permitted in respect of such payment under this Agreement.

         Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under paragraphs (f)(i) or (ii) above as soon as such refund or payment is possible.

    (g)  Interest on Collateral

         All interest earned on the Collateral will accrue and be payable monthly to Party A providing the amount deposited as the Collateral is not less than the amount Party A is required to maintain under the collateral agreement under paragraph (a) in which case such interest will be deposited to the Collateral Account.

    (h) Repayment to Party A.

         If at any time:

         (i)   Party A is assigned a short-term credit rating by the Rating
               Agency equal to P-1 and a long term credit rating equal to or greater than A2 (Moody's), a short term credit rating of A-1
               (S&P); or

         (ii)  Party A's obligations under this Agreement are novated to a replacement counterparty in accordance with paragraph (a)(i); or

         (iii) a third party provides a guarantee in accordance with paragraph
               (a)(ii); or

         (iv)  some other arrangement is entered into in accordance with paragraph (a)(iii),

         Party B must following receipt of notification of an event referred to in sub-paragraph (i), (ii), (iii) or (iv) above, repay to Party A the amount then standing to the credit of the Collateral Account including interest which has accrued and not been paid to Party A pursuant to paragraph (f) above.

    (i)  No Creation of a Charge

         To the extent any collateral is provided by Party A under this Part
         5.2(m), it is not intended to create a charge.

(n) ESTRICTED TERMINATION RIGHTS

    Add a new Section 6(aa) as follows:

         "(aa)  RESTRICTED TERMINATION RIGHTS

                (i)      TERMINATION BY PARTY B: Party B must not designate an
                         Early Termination Date without the prior written
                         consent of the Note Trustee (if applicable).

                (ii)     CONSULTATION: Each Party may only designate an Early
                         Termination Date following prior consultation with the
                         other Party as to the timing of the Early Termination
                         Date. Subject to its duties under the Master Trust Deed
                         and the Supplementary Bond Terms Notice, Party B may
                         exercise its rights only on the instructions of the
                         Note Trustee (if applicable) and only after

                                                                              24

                         consultation between Party A and the Note Trustee (if
                         applicable). Party B may only designate an Early
                         Termination Date at the direction of Party C.

                (iii)    PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                         (a) Notwithstanding Part 1(c)(ii) of this Schedule,
                         Party A may designate an Early Termination Date if it
                         is an Affected Party following a Tax Event but only
                         if all Bonds or Notes (as the case may be) will be
                         redeemed at the full amount of the Invested Amount
                         (or if the Bondholders or Noteholders (as the case
                         may be) by Extraordinary Resolution have so agreed,
                         at a lesser amount) together with accrued interest to
                         (but excluding) the date of redemption.

                         (b) If a Tax Event occurs where Party A is the
                         Affected Party and Party A is unable to transfer all
                         its rights and obligations under this Agreement and
                         each Transaction to an Affiliate pursuant to Section
                         6(b)(ii), Party A may, at its cost, transfer all its
                         rights, powers and privileges and all its unperformed
                         and future obligations under this Agreement and each
                         Transaction to any person provided that each
                         Designated Rating Agency has confirmed in writing
                         that the transfer will not result in a reduction,
                         qualification or withdrawal of the credit ratings
                         then assigned by them to the Bonds or Notes (as the
                         case may be).

                (iii)    TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any
                         payment by Party B to Party A under this Agreement is,
                         or is likely to be, made subject to any deduction or
                         withholding on account of Tax, Party B will endeavour
                         to procure the transfer of its obligations under this
                         Agreement in respect of each Affected Transaction to a
                         third party, which is incorporated in another
                         jurisdiction, approved by Party A and the Note Trustee
                         (if applicable) and in respect of which the Rating
                         Agencies confirm that such transfer to such party will
                         not cause a reduction or withdrawal of the rating of
                         the Bonds or Notes (as the case may be)".

(o)      Section 6 is amended by replacing "20 days" in line 3 with "10 local business days".

(p)      APPOINTMENT OF MANAGER. Party A acknowledges that under the Master
         Trust Deed the Manager is appointed manager of the Relevant
         Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master Trust Deed.

IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this Agreement.

                                                                              25

AUSTRALIA AND NEW ZEALAND BANKING GROUP     PERPETUAL TRUSTEES AUSTRALIA LIMITED
LIMITED

------------------------------        -------------------------------------
Name:                                  Name:
Title:                                 Title:
Date:                                  Date:

------------------------------        -------------------------------------
Name:                                  Name:
Title:                                 Title:
Date:                                  Date:

ME PORTFOLIO MANAGEMENT LIMITED

------------------------------
Name:
Title:
Date:

------------------------------
Name:
Title:
Date:

                                                                              26

                                   ANNEXURE 1

The Superannuation Members' Home Loans Origination Fund No. 3

The Superannuation Members' Home Loans Securitisation Fund No. 4
The Superannuation Members' Home Loans Securitisation Fund No. 5
The Superannuation Members' Home Loans Securitisation Fund No. 6
The Superannuation Members' Home Loans Securitisation Fund No. 7
The Superannuation Members' Home Loans Securitisation Fund No. 8
The Superannuation Members' Home Loans Securitisation Fund No. 9
The Superannuation Members' Home Loans Securitisation Fund No. 10
The Superannuation Members' Home Loans Securitisation Fund No. 11

The Superannuation Members' Home Loans Securitisation Fund No. PP5
The Superannuation Members' Home Loans Securitisation Fund No. PP9
The Superannuation Members' Home Loans Securitisation Fund No. PP10

The SMHL Global Fund No. 7

                                                                              27

                              MASTER NOVATION ANNEX

This Master Novation Annex is annexed to and forms part of the ISDA Master
Agreement ("Agreement") dated as of [    ] 2002 between Australia and New Zealand
Banking Group Limited as Party A, Perpetual Trustees Australia Limited (in its
capacity as trustee of various Origination Funds and Securitisation Funds established from time to time under the Master Trust Deed) as Party B and ME
Portfolio Management Limited as Party C.

1.     DEFINITIONS

       (a) In this Annex:

       "NOVATION CONFIRMATION" means the form of novation confirmation set out in the Schedule to this Annex.

       "NOVATION DATE" means, in relation to a Transaction, the date the novation of that Transaction or proportion of that Transaction becomes effective.

       "RELEVANT ORIGINATION FUND" means, in relation to a Transaction, Party B in its capacity as trustee of the Origination Fund, from or to, which that Transaction or proportion of that Transaction is to be novated.

       "RELEVANT SECURITISATION FUND" means in relation to a Transaction, Party
       B in its capacity as trustee of the Securitisation Fund, from or to, which that Transaction or proportion of that Transaction is to be novated.

       "TRANSFEROR FUND" means, as the case may be, either a Relevant
       Securitisation Fund or Relevant Origination Fund.

       "TRANSFEREE FUND" means, as the case may be, either a Relevant
       Securitisation Fund or Relevant Origination Fund.

       (b) Terms not otherwise defined in this Annex have the same meaning as in the Agreement

2.     CONSIDERATION

       Each novation of a Transaction or proportion of a Transaction under this
       Annex constitutes, without the need for anything further, a binding agreement on the part of each of the Relevant Origination Fund, the
       Relevant Securitisation Fund, Party A and Party C that the consideration constituted by the releases and obligations given and undertaken respectively pursuant to this annex, together with such consideration as may be provided under the Master Trust Deed or elsewhere, in respect of the novation of that Transaction or proportion of that Transaction and any other dealing or transaction that occurs in conjunction with that novation, comprises adequate commercial consideration for their respective releases and obligations under this Annex in relation to the novation of that Transaction.

3.     NOVATION FROM TRANSFEROR FUND TO TRANSFEREE FUND

3.1    RELEASE OF TRANSFEROR FUND

       On and from the Novation Date for a Transaction or proportion of a
       Transaction, the Transferor Fund, Party A and Party C in its capacity as manager of that Transferor Fund will have no further rights against, or obligations to, each other in connection with that Transaction or proportion of that Transaction.

3.2    ASSUMPTION BY TRANSFEREE FUND

       On the Novation Date for a Transaction or proportion of a Transaction, the Transferee Fund and Party C in its capacity as manager of that Fund are deemed to undertake to Party A that they will duly observe and perform and totally assume all the obligations of the Transferor Fund and
       Party C respectively under that Transaction or proportion of that
       Transaction, the time for performance of which is on or after the
       Novation Date as if the Transferee Fund had been named originally as a party to that Transaction or proportion of that Transaction instead of the Transferor Fund.

3.3    ACKNOWLEDGEMENT BY PARTY A

                                                                              28

       On the Novation Date for a Transaction, or proportion of that
       Transaction, Party A is deemed to undertake and acknowledge to the
       Transferee Fund and Party C in its capacity as manager of the Transferee
       Fund that the Transferee Fund and Party C in its capacity as manager of the Transferee Fund (as the case may be) are on and from the Novation
       Date respectively entitled to all the rights and entitlements of the
       Transferor Fund and Party C in its capacity as manager of the Transferor
       Fund under that Transaction or proportion of that Transaction to the extent that such rights and entitlements arise or accrue on or after the
       Novation Date.

3.4    REFERENCES TO PARTY B AND PARTY C

       On and from the Novation Date for a Transaction or proportion of a
       Transaction, every reference in the Confirmation for that Transaction or proportion to "Party B" or the Transferor Fund is deemed to be a reference to Perpetual Trustees Australia Limited in its capacity as trustee of the Transferee Fund and every reference to Party C (if any) is deemed to be a reference to ME Portfolio Management Limited in its capacity as manager of the Transferee Fund.

4.     REPRESENTATIONS AND WARRANTIES

       On the Novation Date for a Transaction or proportion of a Transaction,
       Party C (in respect of the Transferor Fund) and Party A are deemed to represent and warrant that:

       (a)    (DUE PERFORMANCE): it has duly and punctually performed and observed all the terms and conditions of that Transaction on its part to be performed and observed;

       (b)    (NO DEFAULT): to the best of its knowledge and belief there is no default or any event which is, or with the lapse of time or expiry of notice or at the election of any person could become, an Event of Default or a Termination Event in relation to that Transaction;

       (c)    (NO AMENDMENT): other than as disclosed in writing prior to that
              Novation Date, the terms of that Transaction are fully disclosed in its Confirmation and have not been supplemented, amended or varied.

5.     AGREEMENT AND CONFIRMATION

5.1    AGREEMENT TO NOVATE

       A novation of a Transaction or proportion of a Transaction under this
       Annex becomes binding when Party A accepts (in its absolute discretion)
       in accordance with Section 5.2 a Novation Confirmation from Party C which sets out the Novation Date for that Transaction or proportion of a
       Transaction and the Transferee Fund to which it will be novated and is otherwise in the form of the Schedule to this Master Novation Annex.
       Party C shall provide to Party B a copy of the Novation Confirmation.

5.2    NOVATION CONFIRMATIONS

       As soon as practicable after a Novation Confirmation prepared in accordance with Section 5.1 of this Annex has been delivered by Party C to Party A and Party B, Party A must soon as reasonably practicable either (in its absolute discretion):

       (a)    accept the Novation Confirmation by confirming the accuracy of the
              Novation Confirmation by counter-signing and returning that
              Novation Confirmation to Party C; or

       (c)    request the correction of that Novation Confirmation and upon receipt of a corrected Novation Confirmation accept that corrected
              Novation Confirmation in the manner contemplated by Section 5.2(a)
              of this Master Novation Annex;

       (c)    reject the novation request constricted by the delivery of the
              Novation Confirmation.

                                                                              29

AUSTRALIA AND NEW ZEALAND BANKING GROUP     PERPETUAL TRUSTEES AUSTRALIA LIMITED
LIMITED

------------------------------               ------------------------------
Name:                                        Name:
Title:                                       Title:
Date:                                        Date:

------------------------------               ------------------------------
Name:                                        Name:
Title:                                       Title:
Date:                                        Date:

ME PORTFOLIO MANAGEMENT LIMITED

------------------------------
Name:
Title:
Date:

------------------------------
Name:
Title:
Date:

                                                                              30

                      SCHEDULE TO THE MASTER NOVATION ANNEX

                              NOVATION CONFIRMATION

[Date]

TO:          AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED  ("PARTY A")

COPY TO:     PERPETUAL TRUSTEES AUSTRALIA LIMITED, ACN 000 431 827 ("PARTY B")

FROM:        ME PORTFOLIO MANAGEMENT LIMITED, ACN 005 964 134 ("PARTY C")

NOVATION CONFIRMATION

The parties refer to the ISDA Master Agreement dated as of made between Party A,
Party B and Party C (the "MASTER AGREEMENT"). Unless the context indicates a contrary intention, terms defined in the Master Agreement have the same meaning where used in this Novation Confirmation.

For the purposes of this Novation Confirmation:

a)     a reference to the Transferor Fund is a reference to [Name of Relevant
       Origination Fund/Relevant Securitisation Fund, as the case may be];

b)     a reference to the Relevant Transferee Fund is a reference to [Name of
       Relevant Origination Fund/Relevant Securitisation Fund, as the case may be]; and

c)     a reference to the Novation Date is a reference to [Insert Date].

The parties hereby confirm and agree that as of the Novation Date each of the
Transactions or proportion of the Transactions (the "NOVATED TRANSACTIONS")
referred to in the Schedule to this Novation Confirmation is novated from the
Transferor Fund to the Transferee Fund in accordance with the terms of the
Master Novation Annex.

                                    SCHEDULE

--------------------------------------------------------------------------------------------------------------------------
    SERIAL NO.        TRADE DATE      FACILITY NO.    NOTIONAL AMOUNT  FIXED SWAP RATE      CURRENT        PROPORTION OF
                                                                                         FLOATING RATE      TRANSACTION
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

Aggregate Notional Amount:
Aggregate Fixed Swap Rate (being a weighted average calculated by reference to the Notional Amount of each Novated Transaction):

This Novation Confirmation supplements and forms part of the Master Agreement.

Confirmed as of the date first above written.

                                                                              31

For and on behalf of Party A

--------------------------------------         ---------------------------------
(Authorised Officer                                     (Authorised Officer)

For and on behalf of Party C as attorney for Party B

--------------------------------------         ---------------------------------
(Authorised Officer                                     (Authorised Officer)

For and on behalf of Party C

--------------------------------------         ---------------------------------
(Authorised Officer                                     (Authorised Officer)

                                                                              32